EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountants report on internal control

EXHIBIT B:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3
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EXHIBIT A:
To the Shareholders and
Board of Directors of
Needham Growth Fund:

In planning and performing our audit of the financial statements of Needham Growth Fund for the year ended
December 31, 1999, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-
SAR, not to provide assurance on internal control.

The management of Needham Growth Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public
Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.
However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1999.

This report is intended solely for the information and use of management, the Board of Directors of Needham
Growth Fund and the Securities and Exchange Commission.

Arthur Andersen LLP
New York, New York
February 22, 2000





EXHIBIT B:
NEEDHAM Growth Fund
Rule 10F-3

Issuer
Voyager.net, Inc.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
9,000,000

Date of Purchase
7/21/99

Number of shares Purchased
1,000

Date of Public Offer
7/21/99

Fund Price Paid
$15.00

Public Offering Price
$15.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Donaldson Lufkin Jenrette

Needham Company, Inc Mgr or Co-Mgr?
No


NEEDHAM Growth Fund
Rule 10F-3

Issuer
Gadzoox Networks, Inc.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,500,000

Date of Purchase
7/19/99

Number of shares Purchased
250

Date of Public Offer
7/20/99

Fund Price Paid
$21.00

Public Offering Price
$21.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Credit Suisse First Boston

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM Growth Fund
Rule 10F-3

Issuer
JFAX.COM, Inc.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
8,500,000

Date of Purchase
7/23/99

Number of shares Purchased
1,000

Date of Public Offer
7/23/99

Fund Price Paid
$9.50

Public Offering Price
$9.50

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Donaldson Lufkin Jenrette

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM Growth Fund
Rule 10F-3

Issuer
SonicWALL, Inc.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
4,000,000

Date of Purchase
11/10/99

Number of shares Purchased
900

Date of Public Offer
11/11/99

Fund Price Paid
$14.00

Public Offering Price
$14.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Hambrecht & Quist Group and Bear Stearns & Co.

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM Growth Fund
Rule 10F-3

Issuer
Agile Software Corporation

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,000,000

Date of Purchase
8/19/99

Number of shares Purchased
10,000

Date of Public Offer
8/20/99

Fund Price Paid
$21.00

Public Offering Price
$21.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley Dean Witter

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM Growth Fund
Rule 10F-3

Issuer
Breakaway Solutions, Inc.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,000,000

Date of Purchase
10/5/99

Number of shares Purchased
1,000

Date of Public Offer
10/6/99

Fund Price Paid
$14.00

Public Offering Price
$14.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley Dean Witter

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM Growth Fund
Rule 10F-3

Issuer
E-Stamp Corporation

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
7,000,000

Date of Purchase
10/8/99

Number of shares Purchased
500

Date of Public Offer
10/8/99

Fund Price Paid
$17.00

Public Offering Price
$17.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Donaldson Lufkin & Jenrette, Inc.

Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM Growth Fund
Rule 10F-3

Issuer
Immersion Corporation

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
4,250,000

Date of Purchase
11/12/99

Number of shares Purchased
500

Date of Public Offer
11/12/99

Fund Price Paid
$12.00

Public Offering Price
$12.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Hambrecht & Quist Group

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM Growth Fund
Rule 10F-3

Issuer
McAfee.com Corporation

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
6,250,000

Date of Purchase
12/1/99

Number of shares Purchased
5,000

Date of Public Offer
12/2/99

Fund Price Paid
$12.00

Public Offering Price
$12.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley Dean Witter

Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM Growth Fund
Rule 10F-3

Issuer
MotherNature.com, Inc.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
4,100,000

Date of Purchase
12/9/99

Number of shares Purchased
4,000

Date of Public Offer
12/10/99

Fund Price Paid
$13.00

Public Offering Price
$13.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Bear Stearns & Co.

Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM Growth Fund
Rule 10F-3

Issuer
ACT Manufacturing, Inc.

Type of Security
Common

IPO or Security
SECONDARY

SEC Registered
Yes

Total Offering
3,020,000

Date of Purchase
11/16/99

Number of shares Purchased
5,000

Date of Public Offer
11/16/99

Fund Price Paid
$26.0625

Public Offering Price
$26.0625

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.76%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Credit Suisse First Boston

Needham Company, Inc Mgr or Co-Mgr?
No